UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2025 (November 10, 2025)

SolarMax Technology, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-41959	26-2028786
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

3080 12th Street

Riverside, California 92507

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (951) 300-0788

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SMXT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

SolarMax Technology, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on November 10, 2025. On October 6, 2025, the record date for the Annual Meeting, there were 54,302,950 shares of the Company’s common stock issued and outstanding with each such share being entitled to one vote.

A total of 35,828,713 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, as applicable, with respect to each matter is set forth below.

Proposal 1: Election of Directors

The stockholders elected each of David Hsu, Simon Yuan, Wei Yuan Chen, Lei Zhang, Ph.D., and Steve Chen, each to serve for a one-year term until the conclusion of the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Vote
David Hsu	21,262,444	1,084,781	782,761	12,698,727
Simon Yuan	19,989,589	2,650,652	489,745	12,698,727
Wei Yuan Chen	16,423,771	6,705,177	1,038	12,698,727
Lei Zhang, Ph.D.	21,257,930	1,089,300	782,756	12,698,727
Steve Chen	15,945,786	14,795	7,169,405	12,698,727

Proposal 2: Proposal to Ratify the Appointment by the Audit Committee of the Company’s Board of Directors of CBIZ, CPAs P.C. (“CBIZ”) as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2025

The stockholders ratified the appointment of CBIZ as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

Votes For	Votes Against	Votes Abstained
32,288,911	3,246,586	293,216

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SolarMax Technology, Inc.

	By:	/s/ David Hsu
		Name:	David Hsu
		Title:	Chief Executive Officer

Dated: November 12, 2025

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